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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Mitcham Industries, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, P. Blake Dupuis, Executive Vice President - Finance of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ P. Blake Dupuis
-------------------
P. Blake Dupuis
Executive Vice President - Finance
December 13, 2002



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